EXHIBIT 21

SUBSIDIARIES OF STANLEY BLACK & DECKER, INC.

The following is a list of all active subsidiaries of Stanley Black & Decker, Inc. as of December 31, 2022. All subsidiaries are included in the Consolidated Financial Statements of Stanley Black & Decker, Inc.

U.S. Subsidiaries
Corporate Name	Jurisdiction of Incorporation/ Organization
3-V Fastener Co., Inc.	California
8 Commerce Drive, LLC	California
AeroFit LLC	Connecticut
ASIA FASTENING (US), INC.	Delaware
B&D Holdings, Inc.	Maryland
BDK FAUCET HOLDINGS INC.	Delaware
Bagley Road LLC	Ohio
BLACK & DECKER (IRELAND) INC.	Delaware
BLACK & DECKER (U.S.) INC.	Maryland
BLACK & DECKER DE PANAMA LLC	Maryland
BLACK & DECKER FUNDING CORPORATION	Delaware
BLACK & DECKER GROUP, LLC	Delaware
BLACK & DECKER HEALTHCARE MANAGEMENT INC.	Maryland
BLACK & DECKER HOLDINGS, LLC	Delaware
BLACK & DECKER INC.	Delaware
BLACK & DECKER INDIA INC.	Maryland
BLACK & DECKER INVESTMENT COMPANY, LLC	Delaware
BLACK & DECKER INVESTMENTS (AUSTRALIA) LIMITED	Maryland
BLACK & DECKER INVESTMENTS LLC	Maryland
BLACK & DECKER MEXFIN LLC	Delaware
BLACK & DECKER PUERTO RICO INC.	Delaware
BLACK & DECKER SHELBYVILLE, LLC	Kentucky
Bristol Industries, LLC	Delaware
Bostitch-Holding, L.L.C.	Delaware
Bulldog Barrels, LLC	Pennsylvania
Consolidated Aerospace Manufacturing, LLC	Delaware
CAM International Holdings, Inc.	Delaware
CPE Acquisition Co.	Delaware
Cub Cadet LLC	Ohio
DEVILBISS AIR POWER COMPANY	Delaware
DIYZ, LLC	Delaware
Doncasters US Holdings Inc.	Delaware
The EAP Acquisition Co., LLC	Delaware
E.A. Patten Co., LLC	Connecticut
EMHART HARTTUNG INC.	Delaware
EMHART TEKNOLOGIES LLC	Delaware
Excel Industries, Inc.	Kansas
Garden Way LLC	Delaware
Hardware City Associates Limited Partnership	Connecticut
Hustler Turf Equipment, Inc.	Kansas
I.D.L. Licensed Tools, LLC	Delaware

U.S. Subsidiaries (continued)
Corporate Name	Jurisdiction of Incorporation/ Organization
I.D.L. Techni-Edge, LLC	Delaware
INFASTECH DECORAH, LLC	Delaware
JRB Attachments, LLC	Delaware
JAFFORD LLC	Maryland
JennCo1, Inc.	Delaware
Jewel Attachments, LLC	Delaware
Kodiak Mfg. Inc.	Tennessee
Moeller Manufacturing & Supply, LLC	California
MTD Consumer Group Inc.	Ohio
MTD International Operations Inc.	Delaware
MTD Holdings Inc.	Ohio
MTD LLC	Ohio
MTD Products Company	Ohio
MTD Products Inc.	Delaware
MTD Southwest Inc.	Ohio
MTD Southwest Holdco LLC	Ohio
Nelson Stud Welding International, LLC	Delaware
Nelson Stud Welding Inc.	Delaware
New FEP Co., LLC	Connecticut
NEWFREY LLC	Delaware
Paladin Brands Group, Inc.	Delaware
Paladin Brands Holdings, Inc.	Delaware
Paladin Brands International Holdings, Inc.	Delaware
P&B Re Holdings, LLC	Delaware
Pengo Corporation	Delaware
PORTER-CABLE ARGENTINA, LLC	Minnesota
Prikos & Becker, LLC	Delaware
QRP, Inc.	Delaware
Remington, LLC	Ohio
RIGHTCO II, LLC	Delaware
SBD CAYMAN LLC	Delaware
SBD Insurance, Inc.	Connecticut
SBD MDGP Partnership Holdings LLC	Delaware
SBD Property Holdings, LLC	Delaware
SBD UK Canada Holdings, Inc.	Delaware
SBD US Inhouse Cashpool Header Corp.	Delaware
Specialty Bar Products Company	Pennsylvania
Spiegelberg Manufacturing Inc.	Ohio
SPIRALOCK CORPORATION	Michigan
Stanley Atlantic Inc.	Delaware
Stanley Black & Decker Asia Holdings, LLC	Delaware
Stanley Black & Decker Cayman Holdings, Inc.	Delaware
Stanley Black & Decker Chile, L.L.C.	Delaware
Stanley Black & Decker Finance 1 LLC	Delaware
Stanley Black & Decker Finance 2 LLC	Delaware
Stanley Canada Holdings, L.L.C.	Delaware

U.S. Subsidiaries (continued)
Corporate Name	Jurisdiction of Incorporation/ Organization
Stanley Fastening Systems, L.P.	Delaware
Stanley Housing Fund, Inc.	Delaware
Stanley Industrial & Automotive, LLC	Delaware
Stanley International Holdings, Inc.	Delaware
Stanley Infrastructure, LLC f/k/a International Equipment Solutions ("IES")	Delaware
Stanley Logistics, L.L.C.	Delaware
Stanley Safety Corporation, LLC	Delaware
Stanley Security Solutions, Inc.	Indiana
Sweepster Attachments, LLC	Delaware
THE BLACK & DECKER CORPORATION	Maryland
The Ferry Cap & Set Screw Company	Ohio
The Farmington River Power Company	Connecticut
TOG Manufacturing Company Inc.	Massachusetts
TOG Holdings Inc.	Massachusetts
Troy-Bilt LLC	Ohio
Voss Industries, Inc.	Ohio
Zag USA, Inc.	Delaware

Foreign Subsidiaries
Corporate Name	Jurisdiction of Incorporation/ Organization
BLACK & DECKER ARGENTINA S.A.	Argentina
Stanley Black & Decker Australia Pty Ltd.	Australia
Black & Decker Distribution Pty. Ltd	Australia
BLACK & DECKER FINANCE (AUSTRALIA) LTD.	Australia
BLACK & DECKER HOLDINGS (AUSTRALIA) PTY. LTD.	Australia
BLACK & DECKER NO. 4 PTY. LTD.	Australia
MTD Products Australia Party LTD	Australia
MTD Investments Australia Pty Ltd.	Australia
Powers Fasteners Australasia Pty Limited	Australia
Powers Rawl Pty. Ltd.	Australia
Rawl Australasia Pty. Ltd.	Australia
Rawlplug Unit Trust	Australia
Stanley Black & Decker Holdings Australia Pty Ltd	Australia
The Stanley Works Pty. Ltd.	Australia
MTD Austria Handelsgesellschaft m.b.H.	Austria
Stanley Black & Decker Austria GmbH	Austria
Stanley Black & Decker (Barbados) SRL	Barbados
Black & Decker Limited BV	Belgium
Facom Belgie BV	Belgium
Stanley Black & Decker Latin American Holding BV	Belgium
Stanley Black & Decker Logistics BV	Belgium
Stanley Europe BV	Belgium
Stanley Security Europe BV	Belgium
Stanley Black & Decker Belgium BV	Belgium
BLACK & DECKER DO BRASIL LTDA.	Brazil
Irwin Industrial Tool Ferramentas do Brasil Ltda.	Brazil

Foreign Subsidiaries (continued)
Corporate Name	Jurisdiction of Incorporation/ Organization
M. HART DO BRASIL LTDA.	Brazil
BDB Ferramentas do Brasil Ltda	Brazil
REFAL INDUSTRIA E COMERCIO DE REBITES E REBITADEIRAS LTDA.	Brazil
Stanley Black & Decker Bulgaria EOOD	Bulgaria
2315708 Ontario Inc.	Canada
CWS Industries (Mfg.) Corp.	Canada
Mac Tools Canada Inc.	Canada
MTD Products Limited	Canada
Nelson Stud Welding Canada, Inc.	Canada
Stanley CLP3	Canada
STANLEY BLACK & DECKER CANADA CORPORATION	Canada
Sonitrol Distribution Canada, Inc.	Canada
WINTECH CORPORATION LIMITED	Cayman Islands
Besco Investment Group Co. Ltd.	Cayman Islands
JOINTECH CORPORATION, LTD.	Cayman Islands
SBD Manufacturing, Distribution & Global Purchasing Holdings L.P.	Cayman Islands
Stanley Black & Decker Cayman International Financing LLC	Cayman Islands
MAQUINAS y HERRAMIENTAS BLACK & DECKER de CHILE S.A.	Chile
BLACK & DECKER (SUZHOU) PRECISION MANUFACTURING CO., LTD.	China
BLACK & DECKER (SUZHOU) POWER TOOLS CO., LTD.	China
BLACK & DECKER SSC CO., LTD.	China
BLACK & DECKER (SUZHOU) CO., LTD.	China
GUANGZHOU EMHART FASTENING SYSTEM CO., LTD.	China
INFASTECH FASTENING SYSTEMS (WUXI) LIMITED	China
Hefei INTACA Science & Technology Development Co., Ltd.	China
INFASTECH (SHENZHEN) LIMITED	China
Jiangsu Guoqiang Tools Co., Ltd.	China
MTD China (SHANGHAI) Co., Ltd.	China
MTD Machinery (Suzhou) Co., Ltd.	China
Powers Shanghai Trading Ltd.	China
Shanghai Emhart Fastening System Co., Ltd.	China
Stanley Black & Decker Engineered Fastening (Nantong) Co., Ltd	China
Stanley Black & Decker Precision Manufacturing (Shenzhen) Co., Ltd.	China
The Stanley Works (Shanghai) Co., Ltd.	China
The Stanley Works (Shanghai) Management Co., Ltd.	China
Stanley Works (Wendeng) Tools Co., Ltd.	China
The Stanley Works (Zhongshan) Tool Co., Ltd.	China
Yong Ru Plastics Industry (Suzhou) Co., Ltd	China
Stanley Black & Decker Colombia Services S.A.S.	Colombia
Black & Decker de Colombia S.A.S.	Colombia
BLACK AND DECKER DE COSTA RICA LIMITADA	Costa Rica
M.P.N. HOLDINGS LIMITED	Cyprus
STANLEY BLACK AND DECKER CYPRUS ONE HOLDINGS LTD	Cyprus
STANLEY BLACK AND DECKER CYPRUS INTERNATIONAL HOLDINGS LTD	Cyprus
STANLEY BLACK AND DECKER CYPRUS S1 HOLDINGS LTD	Cyprus
STANLEY BLACK AND DECKER CYPRUS S2 HOLDINGS LTD	Cyprus

Foreign Subsidiaries (continued)
Corporate Name	Jurisdiction of Incorporation/ Organization
Stanley Black & Decker Czech Republic s.r.o.	Czech Republic
Black & Decker (Czech) s.r.o.	Czech Republic
TUCKER S.R.O.	Czech Republic
MTD Products Czech Spol. s.r.o.	Czech Republic
EMHART HARTTUNG A/S	Denmark
MTD Products Denmark ApS	Denmark
BLACK & DECKER DEL ECUADOR S.A.	Ecuador
Stanley Black & Decker Finland Oy	Finland
Stanley Engineered Fastening France SAS	France
Stanley Black & Decker Distribution SAS	France
BLACK & DECKER FINANCE SAS	France
Dubuis et Cie SAS	France
M.T.D. France SAS	France
Novia SWK SAS	France
Nelson Soudage de Goujons SAS	France
Pro One Finance SAS	France
STANLEY BLACK & DECKER FRANCE SAS	France
Stanley Black & Decker France Services SAS	France
Stanley Black & Decker Manufacturing SAS	France
Stanley Feinwerktechnik GmbH	Germany
Stanley Engineered Fastening Industrial Deutschland GmbH	Germany
B.B.W. BAYRISCHE BOHRERWERKE GmbH	Germany
BLACK & DECKER INTERNATIONAL HOLDINGS B.V. & CO. KG	Germany
Horst Sprenger GmbH recycling-tools	Germany
MTD Deutschland GmbH & Co. KG	Germany
MTD Deutschland Verwaltungsgeschellschaft mbH	Germany
MTD Europe Holding GmbH	Germany
Stanley Black & Decker Outdoor GmbH (f.k.a.) MTD Products AG	Germany
Nelson Bolzenschweiß-Technik GmbH & Co. KG	Germany
Nelson Bolzenschweiß-Technik GmbH Verwaltungs GmbH	Germany
Stanley Black & Decker Deutschland GmbH	Germany
Stanley Grundstuecksverwaltungs GmbH	Germany
TUCKER GmbH	Germany
STANLEY BLACK & DECKER (HELLAS) EPE	Greece
BD Xiamen (Hong Kong) Limited	Hong Kong
Spiralock Global Ventures, Limited	Hong Kong
AVDEL HOLDINGS (HONG KONG) LIMITED	Hong Kong
BDC INTERNATIONAL LIMITED	Hong Kong
BD Precision (Hong Kong) Limited	Hong Kong
BD Suzhou (Hong Kong) Limited	Hong Kong
BD Suzhou Power Tools (Hong Kong) Limited	Hong Kong
Stanley Black & Decker Limited	Hong Kong
MTD Asia Hong Kong Limited	Hong Kong
INFASTECH COMPANY LIMITED	Hong Kong
INFASTECH (CHINA) LIMITED	Hong Kong
HANGTECH LIMITED	Hong Kong

Foreign Subsidiaries (continued)
Corporate Name	Jurisdiction of Incorporation/ Organization
EMHART GUANGZHOU (HONG KONG) LIMITED	Hong Kong
STANLEY BLACK & DECKER HUNGARY KORALTOLT FELELOSSEGU TARSASAG	Hungary
MTD Hungária Kereskedelmi és Verslo Szolgáltató Korlátolt Felelősségű Társaság	Hungary
MTD Products India Private India Limited	India
Nelson Stud Welding India Private Limited	India
Stanley Works (India) Private Limited	India
Stanley Black & Decker India Private Limited	India
Stanley Engineered Fastening India Private Limited	India
STANLEY SECURITY SOLUTIONS INDIA PRIVATE LIMITED	India
Stanley Black and Decker Commercial Private India	India
PT STANLEY BLACK & DECKER	Indonesia
SBD European Investment Unlimited Company	Ireland
SBD European Security Investment Unlimited Company	Ireland
SBD European Security International Unlimited Company	Ireland
Gamrie Designated Activity Company	Ireland
Baltimore Financial Services Company Unlimited Company	Ireland
Baltimore Insurance Designated Activity Company	Ireland
Belco Investments Company Unlimited Company	Ireland
Black & Decker International Finance 1 Unlimited Company	Ireland
Black & Decker International Finance 3 Designated Activity Company	Ireland
Chesapeake Falls Holdings Company Unlimited Company	Ireland
Panalok Limited	Ireland
Stanley Black & Decker International Fiance 2 Unlimited Company	Ireland
Stanley Black & Decker International Finance 3 Unlimited Company	Ireland
Stanley Black & Decker International Finance 4 Unlimited Company	Ireland
Stanley Black & Decker International Finance 5 Unlimited Company	Ireland
Stanley Black & Decker Latin American Investment Unlimited Company	Ireland
Stanley Black & Decker Finance Unlimited Company	Ireland
Stanley Black & Decker Ireland Unlimited Company	Ireland
The Stanley Works Israel Ltd.	Israel
K.And.M. Holdco Products Ltd.	Israel
F. Robotics Acquisitions Ltd.	Israel
Stanley Engineered Fastening Italy S.r.l.	Italy
DeWALT INDUSTRIAL TOOLS S.p.A.	Italy
MTD PRODUCTS ITALIA S.R.L.	Italy
Stanley Black & Decker Italia S.r.l.	Italy
SWK Utensilerie S.r.l.	Italy
NIPPON POP RIVETS & FASTENERS, LTD.	Japan
INFASTECH (KOREA) LIMITED	Korea, Republic of
BLACK & DECKER (OVERSEAS) GmbH	Liechtenstein
BLACK & DECKER ASIA MANUFACTURING HOLDINGS 1 S.à.r.l.	Luxembourg
BLACK & DECKER ASIA MANUFACTURING HOLDINGS 2 S.à.r.l.	Luxembourg
BLACK & DECKER GLOBAL HOLDINGS S.à.r.l.	Luxembourg
BLACK & DECKER INTERNATIONAL HOLDINGS S.A.R.L.	Luxembourg
BLACK & DECKER LUXEMBOURG S.A.R.L.	Luxembourg
BLACK & DECKER TRANSASIA S.à.r.l.	Luxembourg

Foreign Subsidiaries (continued)
Corporate Name	Jurisdiction of Incorporation/ Organization
CHESAPEAKE INVESTMENTS COMPANY S.A.R.L.	Luxembourg
Constellation (Luxembourg) Holdings S.à r.l.	Luxembourg
Lux Star International S.à r.l.	Luxembourg
SBD Niscayah S.à r.l.	Luxembourg
Stanley Black & Decker Partnership Japan Holdings S.à r.l.	Luxembourg
Black & Decker International Finance 3 Designated Activity Company	Luxembourg
SBD European Security Holdings S.à r.l.	Luxembourg
Stanley Black & Decker Holdings S.à r.l.	Luxembourg
Stanley Black & Decker Partnership Japan	Luxembourg
Infastech Holdings (Malaysia) Sdn Bhd	Malaysia
BLACK & DECKER ASIA PACIFIC (MALAYSIA) SDN. BHD.	Malaysia
Infastech (Malaysia) Sdn Bhd	Malaysia
Stanley Security Malaysia Sdn. Bhd.	Malaysia
Stanley Works (Malaysia) SDN BHD	Malaysia
Infastech (Labuan) Limited	Malaysia
Infastech (Mauritius) Limited	Mauritius
Herramientas Stanley S.A. de C.V.	Mexico
GRUPO BLACK & DECKER MEXICO, S. DE R.L. DE C.V.	Mexico
Stanley Black and Decker Security Solutions Mexico, S.A. de C.V. (fka DEWALT INDUSTRIAL TOOLS, S.A. DE C.V.)	Mexico
MTD Products S.A. de C.V.	Mexico
Nelson Fastener Systems de Mexico SA de CV	Mexico
BLACK & DECKER DE REYNOSA, S. DE R.L. DE C.V.	Mexico
BLACK AND DECKER, S.A. de C.V.	Mexico
Stanley-Bostitch Servicios S. de R.L. de C.V.	Mexico
Stanley-Bostitch, S.A. de C.V.	Mexico
Stanley Black & Decker Hermosillo, S. de R.L. de C.V.	Mexico
Stanley Black & Decker de Monterrey, S. de R.L. de C.V.	Mexico
STANLEY BLACK & DECKER MOROCCO SARL	Morocco
BLACK & DECKER FAR EAST HOLDINGS B.V.	Netherlands
Black & Decker Hardware Holdings B.V.	Netherlands
BLACK & DECKER HOLDINGS B.V.	Netherlands
Chiro Tools Holdings B.V.	Netherlands
ELU B.V.	Netherlands
Interfast B.V.	Netherlands
MTD Products Benelux B.V.	Netherlands
NSW Fabristeel Netherlands B.V.	Netherlands
Stanley European Holdings B.V.	Netherlands
Stanley European Holdings II B.V.	Netherlands
Stanley Israel Investments B.V.	Netherlands
Stanley Works Holdings B.V.	Netherlands
Stanley Black & Decker Asian Holdings B.V.	Netherlands
Stanley Black & Decker Netherlands B.V.	Netherlands
Stanley Enginerred Fastening Benelux B.V.	Netherlands
MTD Products New Zealand Limited	New Zealand
Stanley Black & Decker NZ Limited	New Zealand
Stanley Black & Decker Norway AS	Norway

Foreign Subsidiaries (continued)
Corporate Name	Jurisdiction of Incorporation/ Organization
Stanley Black & Decker CCA, S. de R.L.	Panama
Stanley Black & Decker Centroamerica S. de R.L.	Panama
BLACK & DECKER DEL PERU S.A.	Peru
MTD Poland Sp. z.o.o.	Poland
Stanley Black & Decker Polska Sp. z o.o.	Poland
STANLEY ENGINEERED FASTENING EASTERN EUROPE SP.Z O.O.	Poland
Stanley Fastening Systems Poland Sp. z o.o.	Poland
Stanley Black & Decker Romania SRL	Romania
Stanley Black & Decker Limited Liability Company	Russian Federation
Venus Enterprise Co. Ltd.	Samoa
Onglin International Limited	Samoa
Infastech (Singapore) Pte. Ltd	Singapore
Stanley Security Singapore Pte. Ltd.	Singapore
INFASTECH INTELLECTUAL PROPERTIES PTE. LTD.	Singapore
INFASTECH RECEIVABLES COMPANY PTE. LTD.	Singapore
BLACK & DECKER ASIA PACIFIC PTE. LTD.	Singapore
MTD Products Singapore	Singapore
Stanley Works Asia Pacific Pte. Ltd.	Singapore
VISIOCOM INTERNATIONAL PTE LTD	Singapore
Stanley Black & Decker Slovakia s.r.o.	Slovakia
STANLEY BLACK & DECKER IBERICA, S.L.	Spain
Stanley Engineered Fastening Spain, S.L.U.	Spain
Stanley Black & Decker Sweden AB	Sweden
MTD Products Nordic AB	Sweden
MTD Schweiz AG	Switzerland
Stanley Works (Europe) GmbH	Switzerland
Besco Pneumatic Corporation	Taiwan
Fastener Jamher Taiwan Inc.	Taiwan
Compass Corporation	Taiwan
Stanley Fastening Systems Investment (Taiwan) Co.	Taiwan
Stanley Chiro International Ltd	Taiwan
Black & Decker (Thailand) Limited	Thailand
EMHART TEKNOLOGIES (THAILAND) LTD.	Thailand
Stanley Works Limited	Thailand
Stanley Black & Decker Turkey Alet Uretim, Sanayi ve Ticaret Limited Sirketi	Turkey
Stanley Black & Decker International FZE	United Arab Emirates
Stanley Black & Decker Middle East Trading FZE	United Arab Emirates
Stanley Black & Decker MEA FZE	United Arab Emirates
Stanley Black and Decker Gulf FZE	United Arab Emirates
Advanced Turf Technologies LTD	United Kingdom
Aven Tools Limited	United Kingdom
Avdel Holding Limited	United Kingdom
Avdel UK Limited	United Kingdom
Bandhart	United Kingdom
Bandhart Overseas	United Kingdom
Black & Decker International Finance (UK) Limited	United Kingdom

Foreign Subsidiaries (continued)
Corporate Name	Jurisdiction of Incorporation/ Organization
Black & Decker Europe	United Kingdom
Black & Decker International	United Kingdom
Black & Decker Finance	United Kingdom
Stanley Black & Decker UK Limited	United Kingdom
Black & Decker International Finance Holdings (UK) Limited	United Kingdom
Black & Decker	United Kingdom
Dewalt Industrial Power Tool Company Ltd.	United Kingdom
ELU Power Tools Ltd	United Kingdom
Emhart International Limited	United Kingdom
Emhart International Holdings Limited	United Kingdom
Stanley Security Solutions - Europe Limited	United Kingdom
Stanley UK Acquisition Company Limited	United Kingdom
Stanley Black & Decker IP Holdings Limited	United Kingdom
SWK (UK) Limited	United Kingdom
SWK (U.K.) Holding Limited	United Kingdom
Stanley UK Services Limited	United Kingdom
Tucker Fasteners Limited	United Kingdom
The Stanley Works Limited	United Kingdom
Stanley U.K. Holdings Ltd.	United Kingdom
Stanley Black & Decker International Finance 1 Limited	United Kingdom
Stanley Black & Decker International Finance 2 Limited	United Kingdom
Stanley Black & Decker International Finance 3 Limited	United Kingdom
Stanley Black & Decker International Finance 4 Limited	United Kingdom
Stanley Black & Decker International Finance L.P.	United Kingdom
Stanley Black & Decker Finance Limited	United Kingdom
Stanley Black & Decker UK Group Limited	United Kingdom
Compass II Co., Ltd.	Vietnam
INFASTECH/TRI-STAR LIMITED	Virgin Islands, British
BESCO INVESTMENT HOLDINGS Ltd.	Virgin Islands, British
Stanley Works China Investments Limited	Virgin Islands, British
C&C Enterprise Co., Ltd.	Virgin Islands, British